Exhibit 99.1

TAKE-TWO INTERACTIVE SOFTWARE, INC. (NASDAQ: TTWO) Shareholder Outreach June 2021

Cautionary Note: Forward-Looking Statements The statements contained herein which are not historical facts are considered forward-looking statements under federal securities laws and may be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” or words of similar meaning and include, but are not limited to, statements regarding the outlook for the Company’s future business and financial performance. Such forward-looking statements are based on the current beliefs of our management as well as assumptions made by and information currently available to them, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may vary materially from these forward- looking statements based on a variety of risks and uncertainties including: the uncertainty of the impact of the COVID-19 pandemic and measures taken in response thereto; the effect that measures taken to mitigate the COVID-19 pandemic have on our operations, including our ability to timely deliver our titles and other products, and on the operations of our counterparties, including retailers and distributors; the effects of the COVID-19 pandemic on consumer demand and the discretionary spending patterns of our customers, including as the situation with the pandemic continues to evolve; the impact of reductions in interest rates by the Federal Reserve and other central banks, including on our short-term investment portfolio; the impact of potential inflation; volatility in foreign currency exchange rates; our dependence on key management and product development personnel; our dependence on our NBA 2K and Grand Theft Auto products and our ability to develop other hit titles; our ability to leverage opportunities on PlayStation 5 and Xbox Series X; the timely release and significant market acceptance of our games; the ability to maintain acceptable pricing levels on our games; and risks associated with international operations. Other important factors and information are contained in the Company’s most recent Annual Report on Form 10-K, including the risks summarized in the section entitled “Risk Factors,” and the Company’s other periodic filings with the SEC, which can be accessed at www.take2games.com. All forward-looking statements are qualified by these cautionary statements and apply only as of the date they are made. The Company undertakes no obligation to update any forward- looking statement, whether as a result of new information, future events or otherwise. 2

XXX XXX XXXXX Take-Two: Global Leader in Interactive Entertainment CONSOLE PC MOBILE 3 Leading developer, publisher and marketer of interactive entertainment, the strongest growth segment of the entertainment industry To develop the highest- quality, most compelling interactive entertainment franchises in the business and deliver them on platforms that are relevant to our audience. Our Strategy CREATIVITY INNOVATION EFFICIENCY Our Core Tenets Our Strategic Advantages to Drive Growth • World-class creative teams • Culture of empowering our talent to enable creative expression • Diverse portfolio of the highest-quality intellectual properties in the business • Best in class global marketing and sales distribution • Leading technology, including creative tools and enhanced data analytics

FY2021 Performance Update

In fiscal 2021 we enhanced Take-Two for the long term by broadening our portfolio of offerings, capitalizing on diverse business models, enhancing our infrastructure, and investing in our creative talent

Key Contributors



- **GAAP net revenue was $3.37 billion in FY2021**
  - Recurrent consumer spending increased 50% and accounted for 62% of total GAAP net revenue
- **Digitally-delivered GAAP net revenue grew 23% YoY to $2.92 billion**
  - Digitally-delivered GAAP revenue accounted for 87% of total GAAP net revenue
- **Total net bookings of $3.55 billion in FY2021**
  - Recurrent consumer spending increased 48% and accounted for 63% of total net bookings
- **GAAP net income per diluted share was $5.09 in FY2021, compared to $3.54 per diluted share for FY2020**

Consistent Share Price Growth: 3-Year TSR Performance vs. Peers(1)


150.00%
125.00%
100.00%
75.00%
50.00%
25.00%
0.00%
-25.00%
-50.00%
Mar-31-2018
Mar-31-2019
Mar-31-2020
Mar-31-2021
Peer Group
TTWO: Take-Two
ATVI: Activision Blizzard
EA: Electronic Arts
UBI: Ubisoft
TTWO: +84.3
ATVI: +44.1
EA: +13.6
UBI: -6.0

4

(1) TSR represents period from April 2, 2018 to March 31, 2021.

World-Class Creative Teams Fundamental to Success

Our creative teams have continued to deliver consistently superlative entertainment experiences, giving players opportunities to have fun in the most difficult of times and stay connected with family and friends through shared experiences grand theft auto V
grand theft auto ONLINE
grand theft auto IV
grand theft auto San Andreas

The Grand Theft Auto Series

- One of the **most successful, iconic and critically** acclaimed brands in all of entertainment
- **Pioneered** the open-world genre
- Series has sold-in over **345 million units**
- Grant Theft Auto V (GTAV) has **sold over 145 million units to date** and **reached $1 billion in retail sales** faster than any entertainment release in history
- GTAV is the **best selling game of the decade** in the U.S., based on both unit and dollar sales(1)


NBA 2K18
20th ANNIVERSARY EDITION
2K19
NBA 2K20
2K21

NBA 2K SERIES

- **Best-Selling** basketball simulation property based on dollar sales and units in the US(1)
- Series has sold-in over **111 million units** worldwide
- NBA 2K League, The first competitive gaming league jointly owned by a U.S. professional sports league, **debuted in May 2018**
- One of the **top contributors** to TTWO's recurrent consumer spending
- Extended the franchise with NBA 2K Online in China, NBA 2K Playgrounds 2, NBA 2K Mobile and NBA SuperCard


RED DEAD REDEMPTION
RED DEAD REDEMPTION II
RED DEAD ONLINE

The Red Dead Redemption Series

- Series has sold-in nearly **60M units** worldwide
- Red Dead Redemption 2 sold in over **37M units**
- Red Dead Redemption 2: **2nd best-selling title** in the US in the past 3 years based on dollar sales(1)
- Red Dead Online **free with every copy** of Red Dead Redemption 2
- Released **standalone version** of Red Dead Online in December 2020



DRAGON CITY

- Consistently charted in the annual **top-100 grossing** mobile games and **top-20 grossing** simulation games(2)



MONSTER LEGENDS

- Consistently charted in the annual **top-100 grossing** mobile games and **top-25 grossing** RPG games(2)



TWO DOTS

- Downloaded **80+ million times**
- **Over 1 million Daily Active Users** and 7 million Monthly Active Users

T2

(1) NPD Group.
(2) App Annie, iOS and Google Play combined.

5

Highly Qualified and Independent Board(1)

Our Board routinely reviews its composition, has taken a deliberate approach to refreshment, and believes that it benefits from having a diverse group of directors



Strauss Zelnick
Chairman and CEO

- Founder and Partner, Zelnick Media Capital, a media focused private equity firm



J Moses

- Over 40 years of experience in video games, technology, sports, entertainment, eSports & sports betting



Michael Dornemann
Lead Independent Director

- Over 30 years of consulting, corporate development, strategic advisory & media experience



Michael Sheresky

- Partner, United Talent Agency, where he has served as a motion picture talent agent since June 2009



Roland Hernandez

- Former CEO, Chairman & President, Telemundo Group



LaVerne Srinivasan

- VP of the National Program & Program Director for Education, Carnegie Corporation of New York



Susan Tolson

- Over 20 years of experience in financial services at Capital Research & Management



Paul Viera

- Founder & CEO, Earnest Partners, a global investment firm

Balancing Tenure


10-14 years
4 directors
5-9 years
1 director
0-4 years
3 directors

3 directors
added to the Board over last 4 years

Majority Independent



88% independent

Highly Diverse Board



50% of the Board is ethnically and/or gender diverse

- **25% are women**
- **38% are ethnically diverse**

(1) *As disclosed in Take-Two's 2020 Proxy Statement.*

6

7 Board Composition Promotes Effective Strategic Oversight Presiding at all Board of Directors meetings at which the Chairman is not present; Convening regular and special meetings of the independent directors; Developing the agenda for executive sessions of the independent directors and working with the Chairman to develop and approve the agenda for meetings of the full Board of Directors; Coordinating feedback to the Chairman on behalf of the independent directors; Coordinating with the Company’s Chief Legal Officer to respond to shareholders who have addressed a communication to the independent directors; Making himself available for shareholder communication, as appropriate (other independent directors may also participate in such communication at times); and Handling any matters concerning an actual or potential conflict of interest involving any other director Our directors bring a diversity of skills and experiences that are relevant to our business and enable the Board to provide strong oversight and effectively oversee management’s execution of strategy Robust Lead Independent Director Responsibilities 0 1 2 3 4 5 6 7 8 Corporate Sustainability Technology Governmental Experience Entertainment & Media Expertise Consulting Experience Leadership Global Business Operations Education Experience Strategic Advisory Market Insight Governance Financial & Investment Experience Management of Creative Talent Director Representation Director Backgrounds & Expertise(1) (1) As disclosed in Take-Two’s 2020 Proxy Statement.

8 Commitment to Sound Governance Practices Our sound governance practices demonstrate the Board’s commitment to strong corporate governance, effective risk management and robust independent oversight Our strong governance practices promote the long-term interests of our shareholders The Board of Directors places a premium on, oversees and, together with management, regularly participates in an extensive, year-round shareholder engagement program to encourage ongoing, meaningful dialogue In 2020, we reached out to shareholders representing over: • Discussed a diverse range of topics with our shareholders, including board, governance, and executive compensation practices • In response to feedback from our shareholders, we formed a management committee with respect to environmental, social and governance matters, which is overseen by the Corporate Governance Committee • Management committee has continued to evaluate and administer the Company’s environmental, social and governance efforts • We have also continued to enhance our disclosures related to certain human capital and sustainability matters 69% of outstanding shares Extensive, year-round shareholder engagement Annual evaluation of the Board and its Committees Annual review of Board leadership structure Ongoing review and refreshment of Board composition Lead Independent Director with clearly defined role and responsibilities Board oversight of risk management Shareholder right to call special meetings Shareholder right to act by written consent No supermajority voting requirements Strong anti-hedging, anti-pledging and insider trading policies Robust Code of Business Conduct and Ethics for all directors and officers Independent Audit Committee, Compensation Committee and Corporate Governance Committee

9 Executive Compensation Program Overview Our executive compensation program’s design, in particular the use of equity awards as a key incentive element, establishes strong links between our creative teams and long-term value creation for shareholders Management Agreement • On November 17, 2017, we entered into a new Management Agreement with ZelnickMedia, effective January 1, 2018 • The Agreement emphasizes performance-based, at-risk compensation and equity with greater than one-year vesting • The Board and Compensation Committee regularly evaluate the relationship with ZelnickMedia to ensure it is still the appropriate management structure for the Company Management Agreement with ZelnickMedia(1) Compensation Component % Linked to Performance Delivery Form Performance Link Annual Base Fee N/A Cash N/A Annual Incentive 100% Cash Adjusted EBITDA Long-Term Incentive (Equity Grants) 55% at target 71% at maximum Time-Based Awards N/A Performance- Based Awards 75% Relative TSR Performance 12.5% Recurrent Consumer Spending Performance 12.5% IP Performance (1) For further detail, refer to Take-Two’s proxy filed on July 24, 2020. Compensation Component % Linked to Performance Delivery Form Performance Link Annual Base Salary N/A Cash N/A Annual Incentive 100% Cash Adjusted EBITDA Long-Term Incentive (RSUs) 66.7% at target 80% at maximum Time-Based Awards N/A Performance- Based Awards Relative TSR Compensation Components for Other Take-Two NEOs(1)

Highly Performance-Based Compensation Program

The performance-based nature of our compensation plan creates a strong link between our executives' compensation and the Company's performance

TTWO Program(1)
(Max Compensation)

ZM Agreement(2)
(Max Compensation)


15%
12%
Performance
-Based
73%
8%
21%
Performance
-Based
71%

- Annual Base Salary
- LTI (Time Based Awards)
- Performance-Based Compensation (Annual Incentive + LTI Performance-Based Awards)

- **Majority of pay** opportunity for Take-Two's NEOs is **performance-based**
- Annual bonus opportunity is **fully performance-based for all Take-Two NEOs** and under the ZelnickMedia management agreement
- Two-thirds of equity grants for Take-Two NEOs and **more than half of all equity grants to ZelnickMedia are performance-based**

Design Features that Support Pay and Performance Alignment

- ✓ Annual incentives determined by performance against a pre-set, objective financial metric
- ✓ Performance metric for annual incentive plans is Adjusted EBITDA
- ✓ Caps on annual incentive awards
- ✓ Majority of compensation is delivered in equity
- ✓ Majority of long-term incentive compensation is performance-based
- ✓ Vesting of performance equity is based on relative TSR performance and product performance

(1) Based on fiscal 2020 compensation for Take-Two NEOs.
(2) ZelnickMedia Management Agreement, based on incentive awards granted at effective date.

10

11 Strong Compensation and Governance Practices Extensive, year-round shareholder engagement Annual evaluation of the Board and its Committees Annual review of Board leadership structure Ongoing review and refreshment of Board composition Lead Independent Director with clearly defined role and responsibilities Board oversight of risk management Shareholder right to call special meetings Shareholder right to act by written consent No supermajority voting requirements Strong anti-hedging, anti-pledging and insider trading policies Robust Code of Business Conduct and Ethics for all directors and officers Independent Audit Committee, Compensation Committee and Corporate Governance Committee Our sound compensation and governance practices demonstrate the Board’s commitment to strong corporate governance, effective risk management and robust independent oversight Governance “Best Practices” Clawback policy applicable to NEOs, including those under the 2017 Management Agreement with ZelnickMedia Caps on annual bonuses to NEOs Strong anti-hedging and anti-pledging policies Double trigger acceleration of vesting on a change in control for grants made under an equity plan Meaningful stock ownership requirements for ZelnickMedia, other NEOs and directors Annual compensation risk assessment for employee plans Equity incentive plan provisions that prohibit repricing of stock options without shareholder approval Limited perquisites No tax gross ups in respect of any excise taxes on parachute payments Retention of independent compensation consultants by the Compensation Committee Balanced compensation approach between short- and long-term incentive opportunities Compensation “Best Practices”

12 Our ESG Priorities • Recently formed a management committee with respect to ESG matters and engaged multiple external partners to help oversee in-depth reviews of our ESG practices and develop an appropriate plan of action - To ensure that sustainability considerations are incorporated into corporate strategy, future disclosures, and long-term goals to maintain and advance sustainable value - Management committee is overseen by the Corporate Governance Committee - Committee initially to focus on the following topics: (1) Board diversity and refreshment, (2) human capital management, (3) sustainability, and (4) cybersecurity • Ensure that the Board continues to take a deliberate and thoughtful approach to refreshment: - Three of our eight director nominees having served for five years or less - All three of these recent additions are women and/or minorities Board Diversity & Refreshment Oversight of ESG We believe that focusing on corporate responsibility creates value not only for our Company, but also for our shareholders and stakeholders • Focus on talent retention and acquisition through initiatives such as: - Job development and skills training - Extensive and robust employee benefits and wellbeing programs - Engagement with the leadership teams across labels to foster unique and inclusive workforce cultures Human Capital Management • Manage the integration of environmental responsibility and sustainability into our operational and product strategies • Focus efforts to reduce our carbon footprint in operations by making environmentally-conscious choices in our offices worldwide Sustainability • Continue investment of resources to guard against cyber risks and to protect data and systems • Additionally, our Audit Committee regularly receives reports regarding key cyber risks including the transmission of personal and confidential information Cybersecurity

13 Increased Focus on Human Capital Management • Implemented programs to make sure employees felt supported in their roles, including: • Provided enhanced manager training to help strengthen teams despite the physical distance • Broadened our wellness and mental health offerings • Encouraged employees to step away from their screens when they could • Regularly solicited feedback from employees and conducted surveys to assess areas where we can further support our talent • Partnered with the leadership at our labels to foster the types of cultures our leaders believe best support and grow the creative processes for their particular teams • Providing support to organizations working to eradicate social and racial injustice as well as providing educational, athleti c, and other opportunities to underserved communities • Working with organizations to support the rights of the LGBTQIA community • Increasing diversity in the industry’s talent pipeline through scholarships to minority game design students and supporting organizations that bring STEM opportunities to children in underserved communities • Delivering interview training and career counseling to young adults in those same communities • Celebrating cultural differences through various employee affinity groups and company events and offerings Diversity, Equity & Inclusion Strategy Supporting Employees During COVID-19 One of our most important assets is our people and despite the challenges of the pandemic, creativity and innovation remained the core tenets of our organization

THANK YOU